                                                             PHJ&W DRAFT
                                                                 1/30/96

                             PROMISSORY NOTE



$7,138,888.78                                      February _, 1996
                                                   New York, New York

         FOR VALUE RECEIVED, the undersigned, C.I.S., INC., an Oklahoma corporation ("Borrower"), hereby unconditionally promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the office of LENDER located at 201 High Ridge Road, Stamford, Connecticut 06927, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) SEVEN MILLION ONE HUNDRED THIRTY EIGHT THOUSAND EIGHT HUNDRED EIGHTY EIGHT AND 78/100 ($7,138,888.78) and (b) the aggregate unpaid principal amount of the Tranche A Term Loan, the Tranche B Term Loan, the Tranche C Term Loan and the Tranche D Term Loan (collectively, the "Term Loan") made by Lender to Borrower pursuant to the Credit Agreement referred to below on the dates and in the principal amounts provided in the Credit Agreement referred to below. All capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement referred to below.

         Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from February 1, 1996, in like money and funds at such office at the rates per annum and on the dates provided in the Credit Agreement referred to below. The date and amount of each Term Loan made by Lender to Borrower, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Lender on its books, provided that the failure of Lender to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement referred to below or this Promissory
Note in respect of the Term Loan made by Lender.

         This Promissory Note is the Term Note referred to in the Amended and Restated Credit Agreement, dated as of February 1, 1996, among Borrower, C.I.S. Technologies, Inc. and Lender (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein.

         If any payment of this Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Promissory Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         Borrower expressly waives diligence, presentment, protest, demand and other notices of any kind.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.






           STM-63911.1

         This Promissory Note is in substitution and exchange for (but not in payment of) that certain Amended and Restated Promissory Note dated October 31, 1994 in the original amount of $3,250,000 made by Borrower and HBA in favor of Lender.

         IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed and delivered under seal by its officer thereunto duly authorized as of the date hereof.

                           C.I.S., INC.



                           By:     /s/ Richard A. Evans
                           Name:   Richard A. Evans
                           Title:  Treasurer























































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